Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Exhibit 10.1
SECOND AMENDMENT TO MASTER MANUFACTURING SERVICES
AGREEMENT

This Second Amendment (the “Second Amendment”) is made and entered into effective as of the last date of signature below (the “Second Amendment Effective Date”) and amends that certain Master Manufacturing Services Agreement dated June 3, 2016, as previously amended by the first Amendment dated October 23, 2017, (the “Agreement”), by and between Lonza Houston, Inc., a Delaware corporation having its principal place of business at 14905 Kirby Drive, Houston, TX 77047 (“LONZA”), and bluebird bio, Inc., a Delaware corporation having an office at 455 Grand Union Blvd, Somerville, MA 02145, on behalf of itself and its Affiliates (“CLIENT”) (each of LONZA and CLIENT, a “Party” and, collectively, the “Parties”).

WHEREAS, LONZA and CLIENT are Parties to the Agreement as previously amended; and

WHEREAS, the Parties desire to amend the Agreement further by agreeing to this Second Amendment.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants herein set forth, the Parties hereby agree as follows:

1.Section 1 – Definitions. The following definitions are added to Agreement Section 1, “Definitions”:

Business Continuity Plan (“BCP”) means a written strategy for rapidly recovering from a significant disruption to operations due to a Force Majeure Event.

Disaster Recovery Plan (“DRP”) means a written strategy for maintaining or reestablishing vital infrastructure and systems following a natural or human-induced disaster.

2.Section 3.5 – Duty to Notify. Agreement Section 3.5, “Duty to Notify”, is deleted and replaced in its entirety with the following:

On or about [***] LONZA will provide CLIENT with a list of estimated dates in the ensuing one (1) year (to the extent known by LONZA as of that time) on which LONZA does not plan to undertake Manufacturing activities, including anticipated Facility or suite shut-downs. LONZA will use commercially reasonable efforts to estimate the start and end dates for any anticipated Facility or suite shutdowns [***]. Should LONZA at any time during the term of this Agreement have reason to believe that it will be unable to meet a delivery date, LONZA will promptly notify CLIENT.

3.Section 7.1 – Invoices. Agreement Section 7.1, “Invoices”, is deleted and replaced in its entirety with the following:

7.1    Invoices. Fees and other charges to be paid by CLIENT to LONZA in connection with Services provided hereunder, Slot Fees, Fixed Labor Fees, Raw Materials Fees and milestones shall be included in invoices to CLIENT or as otherwise

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

directed in the applicable SOW. All invoices are strictly net and payment must be made within [***] without deduction, deferment, set-off, lien or counterclaim of any nature. Each invoice shall be sent to: [***]. CLIENT shall submit all necessary Purchase Orders as may be necessary for its internal payment systems in order to ensure that all invoices properly issued hereunder can be timely paid. In the event CLIENT disputes an invoice submitted by LONZA in good faith, CLIENT shall promptly, but in any event [***] following the date of such invoice, notify LONZA in writing of the disputed amount and the basis for such dispute. CLIENT shall otherwise pay the undisputed portion of such invoice in accordance with the timeframes above. The parties shall endeavor to resolve such dispute as quickly as possible, and upon resolution thereof CLIENT shall promptly pay the amount agreed. If such dispute is not resolved within [***] following the due date of such invoice, either party may submit the dispute to the JSC for resolution. If the JSC does not resolve the dispute within [***] from submission of the dispute to the JSC, then either Party may seek remedies available to that party at law; provided, however, that if any such dispute is not made in good faith by CLIENT, LONZA may suspend the provision of Services hereunder until the dispute is resolved.

4.Section 7.4 – Raw Materials. Agreement Section 7.4, “Raw Materials”, is deleted and replaced in its entirety with the following:

7.4    Raw Materials. After the construction period (which as of the Second Amendment Effective Date has concluded), the Raw Materials Fee for each Batch may be invoiced by LONZA [***]; provided, however, [***]. Any media or reagents provided to CLIENT or used by LONZA in the Manufacture or development of the Product shall be provided to CLIENT at LONZA’s market rates.

7.4.1    For purposes of managing Manufacturing lead-times and cost risks, commencing upon the Second Amendment Effective Date, LONZA may purchase, store, and maintain a rolling inventory of Materials sufficient to support [***] (the “Safety Stock”) as set forth and defined in Appendix C. The Safety Stock may be updated by mutual agreement of the Parties (including during joint project team meetings to the extent such agreement is memorialized in writing via applicable meeting minutes or otherwise).

7.4.2    For the purpose of managing lead-time and cost risks, commencing upon the Second Amendment Effective Date, LONZA will maintain and report to CLIENT a [***] inventory position statement showing: [***]. LONZA will not purchase, nor will CLIENT be required to pay for, Materials in excess of the Safety Stock unless otherwise agreed by the Parties in writing (including during joint project team meetings to the extent such agreement is memorialized in writing via applicable meeting minutes or otherwise).

5.Section 12.6 – Termination by Notice: The last sentence of Section 12.6 is hereby deleted and replaced in its entirety with: “On or after July 1, 2016, CLIENT may terminate this Agreement by providing written notice of termination not less [***] in advance of the date of termination, and on or after [***] LONZA may terminate this Agreement by providing written notice of termination not less than [***] months in advance of the date of termination”.

6.Section 12.8.5. – [***]

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

7.Section 15 – Miscellaneous: Agreement Section 15, “Miscellaneous”, is amended by adding the following new subsection 15.2.1:

15.2.1    Disaster Recovery and Business Continuity. LONZA will maintain a Disaster Recovery Plan (“DRP”) for the portions of its Facility where CLIENT’s suites are located. Further, LONZA will maintain a Business Continuity Plan (“BCP”) that covers critical business processes as determined by the LONZA Facility’s Business Impact Analysis (“BIA”). [***] The DRP and the BCP will be LONZA Confidential Information shall not be shared with CLIENT.

8.Appendix C – Fee Schedule: Agreement Appendix C, “Fee Schedule”, is deleted and replaced in its entirety with the form of Appendix C attached to this Second Amendment.

9.All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

10.Except as modified by this Second Amendment, all other terms and provisions of the Agreement, as previously amended, shall remain in full force and effect in accordance with their terms.

11.Entire Agreement. This Second Amendment and the Agreement (as previously amended) supersede all other prior agreements, understandings, representations and warranties, oral or written, between the parties hereto in respect of the subject matter hereof. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document. Each party acknowledges that an original signature or a copy thereof transmitted by facsimile or by pdf shall constitute an original signature for purposes of this Second Amendment.

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Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective authorized representatives effective as of the last date below.

bluebird bio, Inc.

By:	/s/ Kasra Kasraian
Name:	Kasra Kasraian
Title:	SVP- Pharmaceutical Development & Technology
Date:	21-Sep-2023

Lonza Houston, Inc.

By:	/s/ Alberto Santagostino
Name:	Alberto Santagostino
Title:	SVP, Head of Cell and Gene Technologies Business Unit
Date:	20-Sep-2023

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Appendix C
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